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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                 APRIL 23, 2003
                Date of Report (Date of earliest event reported)


                       FIRST INDUSTRIAL REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)

            MARYLAND                      1-13102                36-3935116
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                         311 S. WACKER DRIVE, SUITE 4000
                             CHICAGO, ILLINOIS 60606
               (Address of principal executive offices, zip code)

                                 (312) 344-4300
              (Registrant's telephone number, including area code)




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ITEM 5.   OTHER EVENTS.


                  On April 23, 2003, First Industrial Realty Trust, Inc. (the "Company") issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003 and certain other information.



ITEM 9. REGULATION FD DISCLOSURE


                  The information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

                  Attached and incorporated by reference as Exhibit 99.1 is a copy of the Company's press release dated April 23, 2003, announcing its financial results for the fiscal quarter ended March 31, 2003.

                  On April 24, 2003, the Company will hold an investor conference and webcast at 11am EDT to disclose and discuss the financial results for the first fiscal quarter of 2003.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FIRST INDUSTRIAL REALTY TRUST,
                                                INC.



                                             By:  /s/ Michael J. Havala
                                                  ------------------------
                                                  Name:  Michael J. Havala
                                                  Title: Chief Financial Officer
Date: April 23, 2003


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EXHIBIT INDEX



Number                         Description
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99.1                           Press Release, dated April 23, 2003.